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                                                                  EXHIBIT 10(xi)

Midlantic Bank, N.A.
Commercial Lending
1500 Market Street
Philadelphia, Pennsylvania 19102
215 564-7450 Tel. 215 564-7421 Fax


November 27, 1995


Kulicke and Soffa Industries, Inc.
2101 Blair Mill Road
Willow Grove, Pa.  19090

Attention:    Clifford G. Sprague, Senior Vice President and Chief Financial
              Officer

RE:  Restated Loan Agreement dated as of September 14, 1995

Dear Mr. Sprague:

Reference is made to the Restated Loan Agreement dated as of September 14, 1995 between Kulicke and Soffa Industries, Inc. and Midlantic Bank, N.A. (the "Loan Agreement"). You have requested that Midlantic Bank, N.A. agree that the Bridge Period, as defined in the Loan Agreement, be extended.

Please take this as the Bank's agreement that the Bridge Period be extended through March 29, 1996. The period of time from the Advance Date (as defined in the Loan Agreement) through March 29, 1996 shall constitute the "Bridge Period" for all purposes of the Loan Agreement.

Kindly evidence your agreement by signing below.

Sincerely,

MIDLANTIC BANK, N.A.

By:  /s/ Ronald H. Vicari
     ---------------------
     Ronald H. Vicari
     Senior Vice President

The undersigned agrees to the foregoing:

KULICKE AND SOFFA INDUSTRIES, INC.

BY:  /s/ Clifford G. Sprague
   -----------------------------

ATTEST:  /s/ Nancy J. Sleutaris
       -------------------------